Plant and Equipment	3 Months Ended
Jun. 30, 2025
Property, Plant and Equipment [Abstract]
Plant and Equipment [Text Block]

7. Plant and Equipment

Property and equipment consist of the following components:

	June 30, 2025	March 31, 2025

Equipment	$434,324	$312,231
Land	2,592	2,244
Building	122,751	103,032
Total	559,667	417,507
Accumulated depreciation	(239,267)	(214,659)
Net carrying value	$320,400	$202,848

The Company depreciates its plant and equipment over the remaining estimated useful economic life. Included in equipment and land for the period ended June 30, 2025, is construction in progress totalling $27.3 million (March 31, 2025 - $18.5 million) for the 100 MW datacenter facility in Valenzuela, Paraguay. There was no depreciation recorded on construction in progress at the end of June 30, 2025, and March 31, 2025.